UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 17, 2023

COMSOVEREIGN HOLDING CORP.

(Exact name of registrant as specified in charter)

Nevada	001-39379	46-5538504
(State or other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

6890 E Sunrise Drive, Suite 120-506 Tucson, AZ	85750
(Address of Principal Executive Offices)	(zip code)

(904) 834-4400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	COMS	The Nasdaq Stock Market LLC

Warrants to purchase Common Stock	COMSW	The Nasdaq Stock Market LLC

9.25% Series A Cumulative Redeemable Perpetual Preferred Stock, par value $0.0001 per share	COMSP	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

COMSovereign Holding Corp. (the “Company”) did not achieved the 50% quorum required to hold its 2022 Annual Meeting of Stockholders (the “Annual Meeting”) scheduled for January 18, 2023, at 3:30 p.m., Eastern Time, in a virtual-only format at www.virtualshareholdermeeting.com/COMS2022. The Annual Meeting has been adjourned and rescheduled for Wednesday, February 8, 2023, at 3:30 p.m., Eastern Time, in a virtual-only format at www.virtualshareholdermeeting.com/COMS2022.

As previously disclosed, on November 29, 2022, the Company received a determination from the Nasdaq Hearings Panel (the “Panel”) granting the Company’s request for the continued listing of its common stock on the Capital Market tier of The Nasdaq Stock Market (“Nasdaq”), subject to the Company evidencing compliance with Nasdaq’s minimum bid price and filing requirements, as set forth in Nasdaq Listing Rules 5550(a)(1) and 5250(c)(1), respectively, on or before February 2, 2023, and February 24, 2023, respectively, and certain other conditions.

Because the Company did not reach a quorum, the Annual Meeting could not conduct business on January 18, 2023, and the vote of the Reverse Stock Split Proposal (referred to as "Proposal 1") could not proceed in time for compliance with Nasdaq’s minimum bid price requirement in Nasdaq Listing Rule 5550(a)(1) on or before February 2, 2023. The Panel granted the Company's request for an extension to obtain stockholder approval of the Reverse Stock Split Proposal on February 8, 2023, and to demonstrate compliance with Listing Rule 5550(a)(2) by February 24, 2023. There can be no assurances, however, that the Company will be able to do so.

On January 18, 2023, the Company issued a press release entitled “COMSovereign Issues CEO Letter Regarding Adjournment of Annual Meeting of Stockholders and Reminder to Vote.” A copy of the press release is attached as Exhibit 99.1 to this current report on Form 8-K and is incorporated by reference herein.

The information under this Item 8.01, including Exhibit 99.1, is deemed “furnished” and not “filed” under Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Cautionary Note Regarding Forward-Looking Statements

The information in this Current Report on Form 8-K, including Exhibit 99.1, may contain “forward looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act and Section 21E of the Exchange Act. Certain statements furnished pursuant to this Item 8.01 and the accompanying Exhibit 99.1 are not historical facts are forward-looking statements that reflect management’s current expectations, assumptions, and estimates of future performance and economic conditions, and involve risks and uncertainties that could cause actual results to differ materially from those anticipated by the statements made herein. Forward-looking statements are generally identifiable by the use of forward-looking terminology such as “believe,” “expect,” “may,” "looks to," “will,” “should,” “could,” “continue,” “anticipate” “optimistic,” “forecast” “intend,” “estimate,” “preliminary,” “project,” “seek,” “plan,” “looks to,” “on condition,” “target,” “potential,” “guidance,” “outlook” or “trend,” or other comparable terminology, or by a general discussion of strategy or goals or other future events, circumstances, or effects. Such statements include, but are not limited to, statements about our plans, objectives, expectations, intentions, estimates and strategies for the future, and other statements that are not historical facts. These forward-looking statements are based on our current objectives, beliefs and expectations, and they are subject to significant risks and uncertainties that may cause actual results and financial position and timing of certain events to differ materially from the information in the forward-looking statements. These risks and uncertainties include, but are not limited to, those set forth in our Annual Report on Form 10-K for the year ended December 31, 2021 (particularly in Part I, Item 1A. Risk Factors and Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations), and other risks and uncertainties listed from time to time in our other filings with the SEC. There may be other factors of which we are not currently aware that may affect matters discussed in the forward-looking statements and may also cause actual results to differ materially from those discussed. In addition, there is uncertainty regarding the COVID-19 virus and the impact it may have on our operations, the demand for our products or services, global supply chains and economic activity in general. We do not assume any obligation to publicly update or supplement any forward-looking statement to reflect actual results, changes in assumptions or changes in other factors affecting these forward-looking statements other than as required by law. Any forward-looking statements speak only as of the date hereof or as of the dates indicated in the statement. Further information relating to factors that may impact our results and forward-looking statements are disclosed in our filings with the SEC. The forward-looking statements contained in this report are made as of the date of this report, and we disclaim any intention or obligation, other than imposed by law, to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed with this Current Report on Form 8-K:

Exhibit Number	Description

99.1	Press Release, dated January 18, 2023, entitled “COMSovereign Issues CEO Letter.”
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: January 19, 2023	COMSOVEREIGN HOLDING CORP.

	By:	/s/ David Knight
David Knight
Interim Chief Executive Officer

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